UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

MEMSIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810

(Address of principal executive offices) (Zip Code)

(978) 738-0900

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 22, 2013, MEMSIC, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MZ Investment Holdings Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“Parent”), and MZ Investment Holdings Merger Sub Limited, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of IDG-Accel China Capital II L.P. The consideration for the Merger is $4.225 per share, without interest.

A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

We caution you that this document contains forward-looking statements with respect to the Company and the Merger. Forward-looking statements include statements in which we use words such as "expect," "believe," "anticipate," "intend," or similar expressions, as well as other statements that are not historical facts. You should not place undue reliance on any forward-looking statements, because such statements speak only as of the date that they are made and are qualified in their entirety by reference to the following cautionary statements. These forward-looking statements are based upon information presently available to the Company’s management, are inherently subjective, uncertain and subject to change, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause events not to occur as expressed in the forward-looking statements include, but are not limited to: unanticipated delays; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted with respect to the Merger; and the inability to complete the Merger due to the failure to obtain the required stockholder approval or satisfy other closing conditions, including the receipt of any required regulatory approvals. Factors that may affect the business or financial results of the Company are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2013, as may be amended, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and as otherwise included in the Company’s reports and filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. The Company assumes no obligation to update, revise or correct any forward-looking statements after the date of this document or after the respective dates on which such statements are otherwise made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information about the Merger and Where to Find It

This document may be deemed to be solicitation material with respect to the Merger. In connection with the Merger, the Company intends to file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission, or the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders. In addition, certain participants in the proposed Merger will prepare and file with the SEC a Schedule 13E-3 transaction statement. THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND TRANSACTION STATEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. The proxy statement, Schedule 13E-3 transaction statement and other relevant materials (when they become available), and any and all documents filed or furnished by the Company with or to the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s investors and security holders may obtain free copies of the documents filed or furnished by the Company with or to the SEC by directing a written request to MEMSIC, INC., One Tech Drive, Suite 325, Andover, MA 01810, Attention: Investor Relations, or by calling (978) 738-0900.

Participants in the Solicitation

The Company and certain of its directors, executive officers and affiliates may be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the special meeting of stockholders that will be held to consider the Merger. Information about the directors and executive officers of the Company and certain affiliates and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 special meeting in lieu of annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 1, 2012, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Information regarding the direct and indirect interests of the Company, its executive officers and directors and other participants in the solicitation, which may, in some cases, be different from those of the Company’s security holders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by MEMSIC, INC. dated April 23, 2013 regarding the Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMSIC, INC.

Date: April 23, 2013	By:	/s/ Patricia Niu
Patricia Niu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by MEMSIC, INC. dated April 23, 2013 regarding the Merger